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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)                  April 13, 2001


                  BLACK HAWK GAMING & DEVELOPMENT COMPANY, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Colorado                                 021736                          84-1158484
-------------------------------            ------------------------            --------------------
(State or other jurisdiction of            (Commission File Number)            (I.R.S. Employer
incorporation or organization)                                                  Identification No.)

240 Main Street
Post Office Box 21
Black Hawk, Colorado                                                                  80422
---------------------------------------                                             ----------
(Address of principal executive offices)                                            (Zip Code)

Registrant's telephone number, including area code:               (303) 582-1117
                                                                  --------------


                                    No Change
       ------------------------------------------------------------------
       Former name or former address if changed since date of last filing



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Item 5. Other Events.

         On April 13, 2001, the registrant announced that it had received a letter from its former Chairman and Chief Executive Officer, Robert D. Greenlee, in which he stated that based on his preliminary analysis and subject to due diligence and the receipt of financing, he was prepared to purchase all shares other than those held by him and members of any participating group that he may form, for $12 per share. See the press releases dated April 13, 2001 attached hereto as an exhibit for more details.




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Item 7. Financial Statements and Exhibits.

(a)     Financial Statements.     None

(b)     Exhibits.  The following exhibits are filed herewith:

        Number                    Description

        01-8K.4           Press release dated April 13, 2001






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                  BLACK HAWK GAMING &
                                                  DEVELOPMENT COMPANY, INC.



                                                  By:  /s/ Stephen R. Roark
                                                     ------------------------
                                                  Stephen R. Roark, President



Date:  April 16, 2001











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                               INDEX TO EXHIBITS


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
EXHIBIT
NUMBER        DESCRIPTION
-------       -----------
01-8K.4       Press release dated April 13, 2001